EXHIBIT 10.1

Republic Bancorp, Inc. Amended By Laws

BY-LAWS OF
REPUBLIC BANCORP, INC.

ARTICLE I. OFFICES

SECTION 1. PRINCIPAL OFFICE. The principal office of the Company shall be in the City of LOUISVILLE, County of JEFFERSON, State of Kentucky, and its location therein may from time to time be changed by the Board of Directors.

SECTION 2. OTHER OFFICES. The Company may have offices at such places, within and without the State of Kentucky as the Board of Directors may from time to time designate.

ARTICLE II. CAPITAL STOCK

SECTION 1. CERTIFICATES OF STOCK. The stock of the Company shall be represented by certificates prepared or approved by the Board of Directors, signed by the President and Secretary, sealed with the seal of the Company, consecutively numbered, and shall bear the date of their issue.

SECTION 2. CONSIDERATION FOR ISSUE. No shares shall be issued except for an equivalent in money paid or labor done, or property actually received and applied to the purposes for which the Company was formed, and neither labor nor property shall be received in payment for shares at a greater value than the market price at the time such labor was done or property delivered.

SECTION 3. STOCK CERTIFICATE BOOK AND TRANSFERS. The certificates shall be issued from stock certificate books which shall contain in the margin or stub of each certificate the name and address of the stockholder, the number of shares, the date of issue or transfer, whether said shares are originally issued, or transferred from some other stockholder, and a receipt signed by the stockholder or his authorized agent. Stock may be transferred on the books of the Company only by the stockholder or his duly authorized attorney, and no new certificates shall be issued until the former certificates for the same number of shares shall have been surrendered and canceled, except as hereinafter provided. Canceled certificates shall bear the date of cancellation and shall be fixed in the stock certificate book opposite the memoranda of issue.

SECTION 4. LOST CERTIFICATES. The Board of Directors may make such rules and regulations, consistent with these By-Laws, as they shall deem proper, concerning the issue, transfer and registration of stock.

SECTION 5. STOCK BOOK. The Company shall keep at its principal office a book to be known as the stock book, containing the names, alphabetically arranged, of all the stockholders, showing their places of residence, the number of shares of stock held by them respectively, and the time when they respectively became the owners thereof.

SECTION 6. RESERVES AND WORKING CAPITAL. The Board of Directors, in their judgment and discretion, at any time and from time to time, may fix, increase, diminish and vary the amount to be set aside or reserved, over and above the capital paid in, to provide for reserves, contingencies and working capital of the Company.

ARTICLE III. STOCKHOLDERS

SECTION 1. DEFINITIONS. The stockholders referred to in this article are the persons appearing as stockholders on the books of the Company who are entitled to vote at meetings of stockholders.

SECTION 2. MEETINGS: MAILING OF NOTICES. The books of the Company shall contain the last known post office address of each stockholder of record, and all notices required to be mailed to the stockholder of record, or to any stockholder, shall be directed to the stockholder at such address.

SECTION 3. ANNUAL MEETING: TIME, PLACE AND PURPOSE. The annual meeting of the stockholders shall be held at the principal office of the Company not later than 90 days following the close of the fiscal year, or at such other time and place as the Board of Directors may designate, for the purpose of electing directors, and for the transaction of such other business as may properly come before the meeting.

SECTION 4. ANNUAL MEETING: NOTICE. Notice of the time, place and purposes of the annual meeting shall be delivered personally or mailed to each stockholder, not less than ten days before the meeting.

SECTION 5. ANNUAL MEETING: VOTING FOR DIRECTORS. At each election of directors the votes shall be cast by ballot, and the directors shall be chosen by a plurality of the votes at such election.

SECTION 6. ANNUAL MEETING: ORDER OF BUSINESS. The proper order of business at the annual meeting shall be subject to the Chairman’s direction.

SECTION 7. SPECIAL MEETINGS: CALL. Special Meetings of the stockholders may be called at any time by the Board of Directors or upon the written request of any director, or of any stockholder or stockholders holding in the aggregate one-fifth of the voting power of all stockholders.

SECTION 8. SPECIAL MEETINGS: NOTICE. Except when otherwise regulated by statute, notice of the time, place and purposes of each special meeting of the stockholders shall be delivered personally or mailed to each stockholder at least ten days before the meeting.

SECTION 9. MEETINGS: VOTING AND PROXIES. At all meetings of stockholders every stockholder shall be entitled to vote in person, or by proxy (appointed by instrument in writing subscribed by him or his duly authorized attorney) and shall be entitled to one vote for each share of stock standing in his name on the books of the Company, except in all elections for directors of the Company, each stockholder shall have the right to cast as many votes in the aggregate as he shall be entitled to vote under the Articles of Incorporation, multiplied by the number of directors to be elected at such election; and each stockholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. Upon demand of any stockholder the votes upon any question before the meeting shall be by ballot.

SECTION 10. MEETINGS: QUORUM. At all meetings of the stockholders, for all purposes other than the election of directors, and except as otherwise provided by law, a majority of the voting stock of the Company must be represented at the meeting, in order to constitute a quorum.

SECTION 11. ADJOURNMENT OF MEETINGS. In the absence of a quorum at the time and place fixed for any meeting of the stockholders, the meeting may be adjourned from time to time by a majority in interest of the stockholders present, without notice other than by announcement at the meeting.

SECTION 12. WAIVER OF NOTICES AND OF MEETINGS. Any notice required to be given under this article may be waived by the person entitled thereto. Whenever it is provided in these By-Laws that corporate action may be adopted at a meeting of the stockholders called for that purpose, such corporate action may be adopted without a meeting, unless otherwise provided by law, if all the stockholders who would be entitled to vote upon the action, if such meeting were held, shall consent in writing to such corporate action being taken.

ARTICLE IV. DIRECTORS

SECTION 1. GENERAL POWERS. The property and affairs of the Company shall be managed and controlled by the Board of Directors.

SECTION 2. NUMBER, AGE AND TERM OF OFFICE. The number of directors shall be fixed at no less than five nor more than fifteen, with a mandatory retirement age of 70, excepting directors of record as of January 1990. Any director, who reaches age 70 during the director’s term shall serve until the expiration of the director’s term and until such director’s successor is duly elected and qualified.  Directors shall be elected at the regular annual meeting of the stockholders for a term of one year and shall serve until their successors are elected and qualified.

SECTION 3. VACANCIES. Vacancies occurring in the Board shall be filled for the unexpired term by majority vote of the remaining directors; and if there shall be no director remaining, then by plurality vote of the stockholders present at a meeting called for that purpose by any stockholder, upon like notice and in like manner as provided for in an annual election.

SECTION 4. PLACE OF MEETING. The Board of Directors may hold their meetings, except the annual meeting, within or without the Commonwealth of Kentucky, at such place or places as they may from time to time determine.

SECTION 5. ANNUAL MEETING. Immediately after the annual meeting of the stockholders, the Board of Directors shall hold an annual meeting at the place at which the stockholder’s meeting occurred for the election of officers and the transaction of any other business.

SECTION 6. REGULAR MEETINGS. The Board of Directors may fix the times and places for the holding of its regular meetings.

SECTION 7. SPECIAL MEETINGS: CALL AND NOTICE. Special meetings of the Board of Directors shall be held whenever called by direction of the Chief Executive Officer or of any director upon at least three days’ notice in writing, given personally or by mail or telegraph, which notice shall state the time, place and purpose of the meeting.

SECTION 8. MEETINGS HELD BY CONSENT: WAIVER OF NOTICE. A meeting of the Board of Directors may be held at any time and place and without notice by unanimous written consent of the directors or with the presence and participation of all the directors. Any notice required to be given under this article may be waived by the person entitled hereto.

SECTION 9. QUORUM: ADJOURNMENT OF MEETINGS. At any meeting of the Board of Directors, except when otherwise provided by law or these By-laws, a majority of all the directors shall constitute a quorum, and the Board of Directors shall act by a majority of those present at a meeting at which a quorum is present; but in the absence of a quorum the meeting may be adjourned from time to time by a majority of those present, without notice other than by announcement at the meeting.

SECTION 10. MEETINGS: CHAIRMAN AND SECRETARY. At all meetings of the Board of Directors, the CEO of the Company shall act as Chairman, and the Secretary of the Company as Secretary except that the CEO may appoint such other person to act as Chairman or Secretary, or both. In the event of the absence of the CEO, the Board shall appoint the acting Chairman and Secretary.

SECTION 11. DIRECTORS’ ACTION WITHOUT MEETING. The directors shall be authorized to act without a formal meeting on any matter permitted by the Kentucky Revised Statutes upon compliance with the relevant requirements thereof.

SECTION 12. DIRECTORS’ INDEMNIFICATION. The Company shall indemnify and may advance expenses to all directors, officers, employees or agents of the Company who were or are threatened to be made a defendant or respondent to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he/she is or was a director, officer, employee or agent of the Company, to the fullest extent that is expressly permitted or required by the statutes of the Commonwealth of Kentucky and all other applicable law.

ARTICLE V. OFFICERS

SECTION 1. EXECUTIVE OFFICERS. The executive officers of the Company shall be a Chairman and CEO, President, Secretary, and one or more Vice Chairmen, all of whom shall be elected by the Board of Directors.

SECTION 2. OTHER OFFICERS. The CEO may appoint one or more vice presidents, a treasurer, assistant treasurers and assistant secretaries and such other officers as the CEO deems necessary.

SECTION 3. COMBINING OFFICES. One person may hold more than one office, except that the offices of CEO and Secretary shall not be held by the same person.

SECTION 4. TERMS OF OFFICE: REMOVAL. All officers shall be elected or appointed for a term expiring at the next annual election, but they shall be subject to removal at the pleasure of the Board of Directors by affirmative vote of a majority of the whole Board, and vacancies may be filled by the Board.

SECTION 5. CHIEF EXECUTIVE OFFICER. The Board of Directors shall appoint one of its members to be Chief Executive Officer (CEO) of the Company. The CEO shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of CEO, or imposed by these By-Laws. The CEO shall supervise the carrying out of all policies adopted or approved by the Company. The CEO shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Unless otherwise ordered by the Board of Directors, the CEO shall have full power and authority on behalf of the Company to attend, act and vote at any meetings of stockholders of any company in which the Company may hold stock, and at any such meetings shall possess and exercise any and all rights incident to the ownership of such stock, which the Company as owner might have possessed and exercised if present. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. In general, he shall perform or cause to be performed all duties incident to the office of the Chairman of the Board and such other duties as from time to time may be assigned by the Board of Directors. The Chairman shall also from time to time make such reports of the affairs of the Company as the Board of Directors may require. The Chairman, his designee, or other person appointed by the Board shall preside at all meetings of the Board.

SECTION 7. VICE CHAIRMAN OF THE BOARD. The Board of Directors may appoint one or more Vice Chairmen. Each Vice Chairman shall have such powers and duties as may be assigned by the Chairman, CEO, or the Board of Directors.

SECTION 8. PRESIDENT. The Board of Directors shall appoint one President and the President shall have such powers and duties as may be assigned by the Board of Directors. In the event of death, disability or other absence of the Chairman of the Board and/or CEO, the President, if any, shall otherwise act as Chairman and CEO.

SECTION 9. SECRETARY. The Board of Directors shall appoint a Secretary of the Board who shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-laws to be given and shall be custodian of the corporate seal, records, documents and papers of the Company. The Secretary shall provide for the keeping of proper records of all transactions of the Bank and shall have and maY, exercise any and all other powers and duties pertaining by law, regulation or practice, to the Secretary’s office, or imposed by these By-Laws. The Secretary shall also perform such other duties as may be assigned, from time to time, by the Board of Directors.

SECTION 10. OTHER OFFICERS. The CEO may appoint one or more Vice Presidents, Assistant Vice Presidents, one or more Managers and Assistant Managers and such other officers and attorneys-in-fact as from time to time may appear to be required or desirable to transact the business of the Company. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors or the CEO.

ARTICLE VI. FINANCE

SECTION 1. BANKING. All funds and money of the Company shall be banked, handled and disbursed, and all bills, notes, checks and like obligations, and endorsements for deposit or collection, shall be signed by such officers and other persons as the Board of Directors shall from time to time designate, who shall account therefor to the treasurer as and when he may require. All money, funds, bills, notes, checks and other negotiable instruments coming to the Company shall be collected and promptly deposited in the name of the Company in such depositories as the Board shall select.

SECTION 2. DIVIDENDS. The Board of Directors may declare and fix the amounts and times of payment of dividends from the surplus profits arising from the business of the Company.

SECTION 3. FISCAL YEAR. The fiscal year of the Company shall begin on the first day of JANUARY, unless otherwise provided by the Board of Directors.

ARTICLE VII. SUNDRY PROVISIONS

SECTION 1. SEAL. The corporate seal of the Company shall consist of two concentric circles between which shall be the name of the Company.

SECTION 2. AMENDMENTS. The authority to make, amend and repeal By-Laws of the Company is specifically vested in the Board of Directors, subject to the power of the stockholders to change or repeal such By-Laws.

SECTION 3. INSPECTION. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the main office of the Company, and shall be open for inspection to all stockholders, during banking hours.

Effective July 19, 2006

/s/ Michael A. Ringswald
Michael A. Ringswald, Secretary